UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 11, 2020

AQUA METALS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37515	47-1169572
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2500 Peru Dr. McCarran, Nevada 89437
(Address of principal executive offices)

(775) 525-1936
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b)of the Act:

Title of each class Common stock: Par value $.001	Trading Symbol(s) AQMS	Name of each exchange on which registered Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02       Results of Operations and Financial Condition

On March 11, 2020 Aqua Metals Inc. issued a press release announcing its operational and financial results for the year ended December 31, 2019. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The press release shall be deemed furnished, not filed, for purposes of this Current Report on Form 8-K. In connection with its year-end earnings call scheduled for March 11, 2020, the Company intends to present a corporate presentation, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. The corporate presentation shall be deemed furnished, not filed, for purposes of this Current Report on Form 8-K.

Item 7.01       Regulation FD Disclosure

In connection with its year-end earnings call scheduled for March 11, 2020, the Company intends to present a corporate presentation, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. The corporate presentation shall be deemed furnished, not filed, for purposes of this Current Report on Form 8-K.

Item 9.01       Financial Statements and Exhibits.

The following exhibits are being filed herewith:

Exhibits	Description
99.1	Press Release dated March 11, 2020
99.2	Corporate Presentation dated March 11, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AQUA METALS, INC.

Dated: March 11, 2020	/s/ Judd Merrill
Judd Merrill
Chief Financial Officer